UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2011

NEXT FUEL, INC.
(EXACT NAME OF COMPANY AS SPECIFIED IN CHARTER)

Nevada	333-148493	32-2305768
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

821 Frank Street Sheridan WY	82801
(Address of Principal Executive Offices)	(Zip Code)

(307) 674-2145
(Company’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant

Effective March 26, 2012 Next Fuel, Inc. (the "Company") engaged Hein & Associates LLP (located in Denver, Colorado) as the Independent Registered Public Accountant to audit the Company's financial statements for the fiscal year ending September 30, 2012 and any remaining  interim periods during that fiscal year.

During the Company’s two most recent fiscal years and any subsequent interim period, the Company did not consult with Hein & Associates LLP or any of its members about the application of accounting principles to any specified transaction completed or proposed or the type of audit opinion that might be rendered on the Company's financial statements or any other matter described in Items 304(a)(2) of Regulation S-K.

During the Company’s most recent fiscal year ended September 30, 2011 and the subsequent interim period, Webb & Company, P. A. served as the Company's Independent Registered Public Accountant to audit the Company’s financial statements.

The engagement effective March 26, 2012 of Hein & Associates LLP as the new Independent Registered Public Accountant for the Company necessarily results in the termination or dismissal of Webb & Company, P. A for the fiscal year ending September 30, 2012 and including termination of their engagement to review of the Company’s financial statements for the quarters ending March 31, 2012 and June 30, 2012.  The decision to change accountants was approved unanimously by the Company's Board of Directors.  The company does not have an Audit Committee.

During the Registrant’s two most recent fiscal years ended September 30, 2011and the subsequent interim periods through the date of termination, there were no disagreements between the Company and Webb & Company, P. A. concerning any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Webb & Company, P. A.'s satisfaction would have caused them to make a reference to the subject matter of the disagreements in connection with their reports and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

Webb & Company, P. A's report dated December 11, 2011 on the Company’s financial statements for the fiscal year ended September 30, 2011 did not contain any adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles.

Webb & Company, P. A's report dated December 7, 2010 on the Company’s financial statements for the fiscal year ended September 30, 2010 did not contain any adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles, except for an uncertainty relating to the Company's ability to continue as a going concern.

The Company provided Webb & Company, P.A with a copy of the foregoing disclosures and requested a letter addressed to the Commission stating whether agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree.  Webb & Company, P. A's letter is attached as an exhibit to this report as Exhibit 16.1.

ITEM 9.01	FINANCIAL STATEMENT AND EXHIBITS.

(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information
Not applicable.
(c)	Exhibits. See Exhibit index which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXT FUEL, INC.

DATED: March 27, 2012	By:	/s/ Robin Kindle
Robin Kindle
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

16.1	Letter from Webb & Comapny P.A. dated March 27, 2012